Lease Commitment and Total Rental Expense (Tables)	12 Months Ended
Dec. 31, 2014
Future Minimum Rental Payments Due under Leases

The Company has operating leases under non-cancellable operating lease agreements for banking facilities and equipment. Future minimum rental payments due under the leases are as follows:

Years Ending December 31,	Amounts
2015	$523,406
2016	448,922
2017	414,122
2018	414,122
2019	414,122

$2,214,694